UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of	(I.R.S. Employer NO.)
Incorporation or Organization)

24025 Park Sorrento, Suite 410, Calabasas, CA 91302

(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197

(Issuer’s telephone/facsimile numbers, including area code)

Item 2.02 Results of Operations and Financial Condition.

On May 10, 2016, NetSol Technologies, Inc. issued a press release announcing results of operations and financial conditions for the nine months and quarter ended March 31, 2016. The press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibits

Item 9.01

99.1 News Release dated May 10, 2016

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date:	May 10, 2016	/s/ Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date:	May 10, 2016	/s/ Roger Almond
Roger Almond
Chief Financial Officer

EXHIBIT 99.1

NEWS RELEASE DATED MAY 16, 2016